Exhibit 99.1
ENVIRONMENTAL TECTONICS CORPORATION
SECURES COMMITMENT FOR UP TO $12.5 MILLION IN ADDITIONAL
FINANCING
APPROVES VOLUNTARY DELISTING FROM NYSE AMEX LLC
     Southampton, PA, April 27, 2009 — Environmental Tectonics Corporation (NYSE AMEX LLC: ETC) (“ETC” or the “Company”) today reported that, on April 24, 2009, the Company entered into a transaction with H.F. Lenfest that provides for the following upon the satisfaction of certain conditions, including the receipt of the approval of the Company’s shareholders to certain components of the transaction: (i) a $7,500,000 credit facility to be provided by Mr. Lenfest to ETC, $2,000,000 of which had previously been advanced but which is restricted as to use; (ii) exchange of the $10 million subordinated note held by Mr. Lenfest, together with all accrued interest and warrants issuable under the subordinated note, and all Series B Preferred Stock and Series C Preferred Stock held by Mr. Lenfest, together with all accrued dividends thereon, for a new class of preferred stock, Series E Preferred Stock, of the Company (the “Series E Exchange”), and (iii) the guarantee by Mr. Lenfest of all of ETC’s obligations to PNC Bank, National Association (“PNC Bank”) in connection with an increase of the existing $15,000,000 revolving line of credit with PNC Bank (the “PNC Credit Facility”) to $20,000,000, and in connection with this guarantee, the pledge by Mr. Lenfest to PNC Bank of $10,000,000 in marketable securities.
     Aggregate advances in excess of $4.5 million under this new credit facility, the Series E Exchange and the increase in the PNC Credit Facility are conditioned upon, among other things, the approval of ETC’s shareholders to (i) an increase in the number of authorized shares of ETC from 20,000,000 to 50,000,000, (ii) the Series E Exchange, and (iii) the restoration of Mr. Lenfest’s voting rights with respect to all preferred and common shares currently held by him or issuable as part of this transaction.
     In consideration for entering into this credit facility, the Company issued to Mr. Lenfest 55 shares of a new class of preferred stock (stated value $1,000 per share), the Series D Preferred Stock, of the Company. The terms of such credit facility, as well as the terms of the Company’s new Series D Preferred Stock and Series E Preferred Stock are more fully set forth in a Form 8-K that the Company expects to file with the Securities and Exchange Commission (SEC) later today. Additionally, the reader is encouraged to reference the Company’s Current Report on Form 8-K dated February 20, 2009 and filed with the SEC on February 26, 2009, for more details on the $2,000,000 which had been previously advanced.
     William F. Mitchell, ETC’s President and Chairman, stated, “Gerry Lenfest has been a long-time investor and member of the Board of our Company. He was instrumental in allowing ETC to obtain major refinancing in 2003 and he has provided us additional financial backing at many critical times since then. I regard this financing transaction as a major step forward for ETC. It will strengthen our balance sheet and provide us the capability to both bid and perform on major contracts in the future. My wholehearted thanks go out to Gerry for his invaluable support.”

     On April 23, 2009, ETC’s Board of Directors decided to voluntarily delist its common stock from NYSE AMEX LLC (“AMEX”) and on April 24, 2009, the Company notified AMEX of its decision. The Company currently anticipates that it will file with the Securities and Exchange Commission and AMEX a Form 25 relating to the delisting of its common stock on or about May 19, 2009, with the delisting of its common stock becoming effective ten days thereafter. Accordingly, the Company anticipates that the last day of trading of its common stock on AMEX will be on or about May 29, 2009. The Company is currently in discussions to have its common stock quoted for trading on the Over-the-Counter Bulletin Board.
     The Board of Directors’ decision to voluntarily delist its common stock from AMEX resulted from a compliance issue related to certain terms and conditions as contained in the proposed issuance of Series E Preferred Stock as referenced above. ETC was not able to secure the Lenfest financing transaction on terms that would allow ETC to comply with the AMEX listing rules. The Board regrets that a transaction suitable to the AMEX could not be reached but the Board feels the Lenfest transaction is critical to the Company’s continued operation and growth. Given the light trading volume of its common stock, the Company believes that investors will be adequately served by other alternatives such as the Over-the-Counter Bulletin Board. The Company also expects that, going forward, the delisting of its common stock will provide it with greater corporate flexibility and will allow it to deploy more resources to its core business operations.
ETC designs, develops, installs and maintains aircrew training systems (aeromedical, tactical combat and general), disaster management training systems and services, entertainment products, sterilizers (steam and gas), environmental testing products, hyperbaric chambers and related products for domestic and international customers.
     This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on ETC’s current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about ETC’s and its subsidiaries that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.
     These forward-looking statements include statements with respect to the Company’s vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business of the company, including but not limited to, (i) potential additional funding by Lenfest and PNC, (ii) the potential delisting of the Company’s common stock from the American Stock Exchange as a result of the Company’s failure to comply with the AMEX listing standards, (iii) projections of revenues, costs of materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, capital structure, other financial items and the effects of currency fluctuations, (iv) statements of our plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions of customers, suppliers, competitors or regulatory authorities, (v) statements of future economic performance, (vi) statements of assumptions and other statements about the Company or its business, (vii) statements made about the possible outcomes of litigation involving the Company, (viii) statements regarding the Company’s ability to obtain financing to support its operations and other expenses, and (ix) statements preceded by, followed by or that include the words, “may,” “could,” “should,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or the negative of such terms or similar expressions. These forward-looking statements involve risks and uncertainties which are subject to change based on various important factors. Some of these risks and uncertainties, in whole or in part, are beyond the Company’s control. Factors that might cause or contribute to such a material difference include, but are not limited to, those discussed in the Company’s Annual Report on Form 10-K, for the fiscal year ended February 29, 2008 in the section entitled “Risks Particular to Our Business.” Shareholders are urged to review these risks carefully prior to making an investment in the Company’s common stock.
     The Company cautions that the foregoing list of important factors is not exclusive. Except as required by federal securities law, the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Contact:	Duane D. Deaner, CFO	Tel: 215-355-9100 (ext. 1203)	Fax: 215-357-4000
	ETC — Internet Home Page:	http://www.etcusa.com